PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY STOCK FUND
PRIMECAP ODYSSEY GROWTH FUND
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

SUPPLEMENT DATED OCTOBER 25, 2023 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2023

Effective October 18, 2023, Mr. Steven Paul Cesinger, Ms. LeSans Heard Montgomery, Mr. Michael Glazer, and Mr. Alfred W. Mordecai were elected by shareholders to serve as trustees of the Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”). Mr. Glazer has served on the Board since October 2019, when he was appointed by the Board in accordance with Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, Mr. Glazer’s appointment in 2019 was not required to be approved by shareholders.

Effective as of October 19, 2023, Mr. Benjamin F. Hammon and Mr. J. Blane Grinstead have resigned as trustees of the Trust. Accordingly, all references to Mr. Hammon and Mr. Grinstead in the Statement of Additional Information ("SAI") are deleted.

The “Independent Trustees” table and the “Interested Trustees” table in the "Management" section of the SAI are replaced with the following:

“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee During Past 5 Years
Elizabeth D. Obershaw Age: 63	Chair of the Board and Trustee	Indefinite; Since June 2008	Consultant; Formerly, Managing Director, Horsley Bridge Partners, an investment advisor	3	None
Wayne H. Smith Age: 82	Chair of the Audit Committee and Trustee	Indefinite; Since September 2004	Retired; private investor	3	None
Joseph G. Uzelac Age: 79	Trustee	Indefinite; Since October 2007	Retired; private investor	3	None
Michael Glazer Age: 83	Trustee	Indefinite; Since October 2019	Retired; Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None
Steven Paul Cesinger Age: 60	Trustee	Indefinite; Since October 2023	Global Co-Founder and Chief Capital Officer, Valor Hospitality Partners, a hospitality acquisition development and management company; Chairman of the Board of Valor Hospitality Holdings, LLC	3	None
LeSans Heard Montgomery Age: 56	Trustee	Indefinite; Since October 2023	Licensed Realtor and Real Estate Consultant, RE/MAX Select Realty; Member, Board of Property Assessment Appeals and Review, Allegheny County, Pennsylvania; Formerly Principal, Heard’s Tree Service	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
“Interested” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act (“Interested Trustees”). The address for each Interested Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Joel P. Fried[2] Age: 61	Co-Chief Executive Officer and Trustee	Indefinite; Since September 2004	President, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
Alfred W. Mordecai[2] Age: 56	Co-Chief Executive Officer and Trustee	Indefinite; Since October 2023	Vice Chairman, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

2 Messrs. Fried and Mordecai are “interested persons” of the Trust, as defined by the 1940 Act, because of their employment with PRIMECAP Management Company, the investment advisor to the Trust.
The third paragraph of "The Board of Trustees" subsection in the "Management" section of the SAI is replaced with the following:
The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Fried and Mordecai satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act and, as to Messrs. Fried and Mordecai, their positions with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 - 2021), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 - 2007); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 - 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 - 2007); Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 - present); Mr. Cesinger, senior executive and financial office experience with Valor Hospitality Partners (2012 - present); Ms. Montgomery, finance and management experience as a licensed realtor and real estate consultant at RE/MAX Select Realty and other firms (2004 - present) and strategic planning and business experience from positions with various companies (1989 - 2002); Mr. Glazer, legal experience with registered investment companies as a partner and senior counsel with Morgan, Lewis & Bockius LLP (2014 - September 2019) and other law firms (1988 - 2014); and Mr. Mordecai, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1997 - present).

The following is added to the "Trustee Ownership of Securities" table in the "Management" section of the SAI:
Trustee Ownership of Securities
The table below sets forth the extent of each new Trustee’s beneficial interest in shares of the Funds as of July 31, 2023. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of the new Trustee’s immediate family.

Ownership of Securities	Steven Paul Cesinger Independent Trustee	LeSans Heard Montgomery Independent Trustee	Alfred W. Mordecai Interested Trustee
PRIMECAP Odyssey Stock Fund	d	a	e
PRIMECAP Odyssey Growth Fund	a	a	e
PRIMECAP Odyssey Aggressive Growth Fund	a	a	e
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	d	a	e
Note: a = None b = $1 - $10,000 c =$10,001 - $50,000 d = $50,001 - $100,000 e =Over $100,000

As of January 31, 2023, Trustees and officers of the Trust, including Mr. Cesinger, Ms. Montgomery, and Mr. Mordecai as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.

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Please retain this supplement for your reference.